UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   November 16, 2010

CHINA SPORTS HOLDING COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Delaware	000-52623	37-1532843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yangdai Village, Chendai County
Jinjiang City, Fujian Province
People’s Republic of China
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 +86 (151) 1249-4568
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS.

Departure of Officers and Directors

Tommy Lo resigned as the Chief Financial Officer of China Sports Holding Company Limited (the “Company”) with immediate effect on November 16, 2010.  There were no disagreements between Mr. Tommy Lo and the Company.

The Company is diligently seeking a qualified individual to assume the position of the Chief Financial Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SPORTS HOLDING COMPANY LIMITED

Date: November 22, 2010	By:	/s/ Mendoza Anding Lin
Mendoza Anding Lin President, Chief Executive Officer and Chairman